SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2011
SUBSEQUENT EVENTS

24. SUBSEQUENT EVENTS

On November 16, 2011, the Company approved and declared a special cash dividend of $0.12 per ordinary share on its total 135,565,361 outstanding shares as of the close of trading on December 15, 2011.

On December 5, 2011, a total amount of 7,769,168 share options was exercised, of which 6,370,868 share options were exercised at US$0.615 per share through interest-free loans of US$3,940 provided by the Company and the remaining 1,398,300 share options were exercised at nil. These loans are repayable upon sales of the related ordinary shares within three years or termination of employment, whichever is earlier.